EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C. (“Commission”), under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the 52 weeks ended January 31, 2009, hereby constitutes and appoints D. P. Miller, J. L. Dhillon, and R. B. Cavanaugh, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said Annual Report, which is about to be filed, and any and all subsequent amendments to said Annual Report (“Annual Report”), and to file said Annual Report so signed, and any and all subsequent amendments thereto so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Commission in connection with any matter relating to said Annual Report, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of the 26th day of March, 2009.

/s/ M. E. Ullman, III	/s/ K. C. Hicks
M. E. Ullman, III	K. C. Hicks
Chairman of the Board and Chief Executive Officer (principal executive officer); Director	President and Chief Merchandising Officer; Director

/s/ R. B. Cavanaugh	/s/ D. P. Miller
R. B. Cavanaugh	D. P. Miller
Executive Vice President and Chief Financial Officer (principal financial officer)	Senior Vice President and Controller (principal accounting officer)

/s/ C. C. Barrett	/s/ M. A. Burns
C. C. Barrett	M. A. Burns
Director	Director

/s/ M. K. Clark	/s/ T. J. Engibous
M. K. Clark	T. J. Engibous
Director	Director

/s/ K. B. Foster	/s/ B. Osborne
K. B. Foster	B. Osborne
Director	Director

/s/ L. H. Roberts	/s/ J. G. Teruel
L. H. Roberts	J. G. Teruel
Director	Director

/s/ R. G. Turner	/s/ M. E. West
R. G. Turner	M. E. West
Director	Director